United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 21, 2011

(Date of Report – Date of earliest event reported)

DayStar Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34052	84-1390053
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

1010 S. Milpitas Blvd. Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 582-7100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Purchase Agreement, Secured Convertible Promissory Note and Warrant

DayStar Technologies, Inc. (the “Company”) and Michael Moretti, entered into a Purchase Agreement (the “Purchase Agreement”) dated as of January 24, 2011. Pursuant to the Purchase Agreement, Mr. Moretti agreed to loan the Company the amount of $150,000 (the “Loan”) to fund ongoing research and development and related business operations. On January 24, 2011, the Company issued Mr. Moretti (a) a Secured Convertible Promissory Note (the “Note”) and (b) a warrant to purchase 193,550 shares of the Company’s common stock (subject to adjustment for certain dilutive transactions) (the “Warrant”). The Note carries an interest rate of 10% per annum and is convertible into shares of the Company’s common stock based on a $1.55 conversion price. The Note matures on July 23, 2011, is secured by all the assets of the Company, and includes customary provisions concerning events of default. The Warrant is immediately exercisable, has a term of five years, and has an exercise price of $1.55 per share.

The foregoing descriptions of the Purchase Agreement, Note and Warrant do not purport to be complete and are qualified in their entirety by reference to the text of the Purchase Agreement, Note and Warrant which are included as exhibits to this report and which are incorporated herein by reference.

As of January 27, 2011, Mr. Moretti’s beneficial ownership upon conversion and exercise of the outstanding convertible securities and warrants held by Mr. Moretti is 1,688,893.

Registration Rights Agreement

In connection with the transaction discussed above, the Company and Mr. Moretti entered into a Registration Rights Agreement dated as of January 24, 2011, (the “Registration Rights Agreement”) pursuant to which the Company granted Mr. Moretti registration rights with respect to the shares of the Company’s common stock that may be issued upon either conversion of the Note or exercise of the Warrant.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement which is included as an exhibit to this report and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

Note and Warrant Issuance. The disclosure provided in Item 1.01 of this report is hereby incorporated by reference into this Item 3.02 with respect to the terms and issuance of the Note and the Warrant. The Company relied on an exemption from registration under Section 4(2) of the Securities Act of 1933 in issuing the Note and the Warrant. The Company has obtained certain representations and warranties of the purchaser contained in the Purchase Agreement to support the Company’s reliance on this exemption.

Settlement with Equipment Vendor. In July 2008, the Company entered into a Purchase Order with Grenzebach Corporation (“Grenzebach”) for the purchase of a several pieces of equipment (collectively “Equipment”). On January 26, 2011, Grenzebach and the Company entered into a Settlement Agreement and Mutual Release, whereby the Company agreed to issue Grenzebach 258,065 shares of the Company’s common stock in exchange for a release of any and all claims that may be related to the Purchase Order or the Equipment. The shares were issued in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

In connection with the transactions contemplated by the Settlement Agreement with Grenzebach, the Company entered into a Registration Rights Agreement pursuant to which the Company granted registration rights with respect to the shares of the Company’s common stock that may be issued pursuant to the terms of the Settlement Agreement. If the Company fails to meet its obligations under the Registration Rights Agreement, Grenzebach is entitled to liquidated damages in a monthly amount of $50,000, provided that the Company shall not pay damages in excess of $200,000.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On January 21, 2011, the Company announced the promotion of its Vice President and Corporate Controller, Christopher T. Lail, to the position of Chief Financial Officer. Mr. Lail also serves as the Company’s Treasurer and Secretary.

Mr. Lail, 35, joined us as Controller in July 2005 and was promoted to Vice President and Corporate Controller in July 2008. Prior to joining DayStar, Mr. Lail held various senior and management positions in public accounting, most recently with UHY, LLP from 2002 to 2005, where he specialized in auditing of public and private companies and provided accounting and tax services to clients in various industries. Mr. Lail earned his Bachelor’s degree in Accounting from Plattsburgh State University and is a Certified Public Accountant in the State of New York.

Mr. Lail does not currently have a formal employment agreement with the Company. His current base salary is $140,000 and he holds options to purchase 25,712 shares of the Company’s common stock and unvested restricted stock units to purchase 100,000 shares of the Company’s common stock.

Item 8.01	Other Information

On January 24, 2011, Tejas Securities Group Inc. 401k Plan and Trust, FBO John J. Gorman (“Mr. Gorman”) notified the Company that it was converting its Notes executed February 11, 2010 in the aggregate principal amount of $500,000. Upon conversion of the Notes, the Company will also issue additional shares in the amount of accumulated interest at a conversion price of $0.90 per share. A more complete description of the Notes issued to Mr. Gorman may be found in the Company’s Current Reports filed on Form 8-K filed February 18, 2010 and July 28, 2010. As of January 24, 2011, the beneficial ownership upon conversion and exercise of the outstanding convertible securities and warrants held by Mr. Gorman is 1,555,556 shares of the Company’s common stock.

On January 25, 2011, Dynamic Worldwide Solar Energy (“DWSE”) notified the Company that it was converting its Note executed April 29, 2010 in the aggregate principal amount of $650,000. A more complete description of the Note issued to DWSE may be found in the Company’s Current Reports on Form 8-K filed May 5, 2010. As of January 25, 2011, the beneficial ownership upon conversion and exercise of the outstanding convertible securities and warrants held by DWSE is 962,963 shares of the Company’s common stock.

These Note conversions, once completed, will further the Company’s efforts to eliminate debt from its balance sheet and regain compliance with the Continued Listing Standard for Primary Equity Securities set forth in Listing Rule 5550(b) of The Nasdaq Stock Market.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated as of January 24, 2011, between DayStar Technologies, Inc. and Michael Moretti

10.2	Secured Convertible Promissory Note, dated as of January 24, 2011, in favor of Michael Moretti

10.3	Warrant, dated as of January 24, 2011, issued to Michael Moretti

10.4	Registration Rights Agreement, dated as of January 24, 2011, between DayStar Technologies, Inc. and Michael Moretti

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

/s/ Magnus Ryde
Chief Executive Officer

Dated: January 27, 2011

Exhibit Index

Exhibit Number	Description

10.1	Purchase Agreement, dated as of January 24, 2011, between DayStar Technologies, Inc. and Michael Moretti

10.2	Secured Convertible Promissory Note, dated as of January 24, 2011, in favor of Michael Moretti

10.3	Warrant, dated as of January 24, 2011, issued to Michael Moretti

10.4	Registration Rights Agreement, dated as of January 24, 2011, between DayStar Technologies, Inc. and Michael Moretti